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                                                                    Exhibit 10.3

                               SECURITY AGREEMENT


   1.     Date.   October 2, 2001

   2.     Parties.

          (a)   Secured
                Party:       Avalanche Resources, Ltd.
                             P. O. Box 140978
                             Dallas, TX 75214

          (b)   Debtor:      North American Technologies Group, Inc.
                             14315 W. HARDY ROAD
                             Houston, TX  77060

   3. Security Interest. Subject to the applicable terms of this agreement, debtor assigns and grants to secured party a security interest and lien in the collateral to secure the payment and the performance of the obligation.

   4. Obligation. The following obligations (obligation) are secured by this agreement:

        (a) Debts. (i) The indebtedness of debtor to secured party evidenced by the promissory note dated on the date of this agreement executed by debtor payable to the order of secured party in the original principal amount of $500,000.00. (ii) All debt, obligations, liabilities and agreements of debtor to secured party set forth in or arising from the Securities Purchase Agreement dated on the date of this agreement and between debtor and secured party. (iii) All renewals, extensions or rearrangements of any of the above.

        (b) Costs. All costs incurred by secured party to obtain, preserve, perfect and enforce this security agreement and security interest, collect the obligation, and maintain, preserve, collect and enforce the collateral, including but not limited to taxes, assessments, insurance premiums repairs, reasonable attorney's fees and legal expenses incurred in connection with the preservation and enforcement of this security agreement and security interest, rent, storage costs and expenses of sale.

   5. Collateral. The security interest is granted in the following (collateral): All accounts, inventory, equipment, documents, chattel paper, instruments, general intangibles, investment property, and any other property of debtor of every type, kind
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and description, whether now owned or hereafter acquired, including the
Universal Display Securities and Warrant (as defined in the Securities Purchase Agreement) and all proceeds thereof, including but not limited to all insurance proceeds of the foregoing.

   6.   Debtor's Representations.

        (a) Ownership. Debtor owns, or will use the proceeds of any loans by secured party to become the owner of, the collateral.

        (b)  Intentionally left blank.

        (c) Claims. All account debtors and other obligors whose debts or obligations are part of the collateral have no right to setoffs, counterclaims or adjustments, and no defense in connection therewith.

        (d) Financial Statements. All balance sheets, earnings statements and other financial data which have been or hereafter may be furnished to secured party to induce it to permit the obligation or to make this agreement or in conjunction herewith truly represent or shall truly represent the financial condition and operations of debtor as of the dates and for the periods shown thereon; and all other information, reports, papers and data furnished to secured party are or shall be, at the time furnished, accurate and correct in all respects and complete insofar as necessary to give secured party a true and accurate knowledge of the subject matter.

        (e) Power and Authority. Debtor has full power and authority to make this agreement.

   7.   Debtor's Covenants.

        (a) Obligation/This Agreement. Debtor shall perform promptly all of its agreements herein and in any other agreements between it and secured party.

        (b) Ownership. At the time debtor grants to secured party a security interest in any collateral, debtor shall be the absolute owner thereof and shall have the right to grant such security interest. Debtor shall defend the collateral against all claims and demands of all persons at any time claiming any interest therein adverse to secured party other than claims arising from liens or interests created prior to the date of this agreement, to which Secured Party's security interest shall be subject. Debtor shall keep the collateral free from all liens and security interests created following the date hereof except for taxes not yet due and this security interest.

        (c) Insurance. Debtor shall insure the collateral with companies acceptable to secured party against such casualties and in such amounts as secured
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party shall require. All insurance policies shall be written for the benefit of debtor and secured party as their interests may appear, or in other form satisfactory to secured party, and such policies or certificates evidencing the same shall be furnished to secured party. All policies of insurance shall provide for written notice to secured party at least l0 days prior to cancellation. Risk of loss or damage is debtor's to the extent of any deficiency in any effective insurance coverage.

        (d) Maintenance. Debtor shall keep all collateral which constitutes goods in good condition and repair.

        (e) Costs. Debtor shall pay all costs necessary to obtain, preserve, perfect, defend and enforce this security interest, collect the obligation, and preserve, defend, enforce and collect the collateral, including but not limited to taxes, assessments, insurance premiums, repairs, reasonable attorney's fees for the preservation, defense and enforcement of this security interest, rent, storage costs and expenses of sales. Whether collateral is or is not in secured party's possession, and without any obligation to do so and without waiving debtor's default for failure to make any such payment, secured party at its option may pay any such costs and expenses, discharge encumbrances on collateral, and pay for insurance of collateral and such payment shall be a part of the obligation. Debtor agrees to reimburse secured party on demand for any reasonable costs so incurred.

        (f) Information/Inspection. Debtor shall (i) furnish secured party upon request any financial statements of debtor or reports to debtor by accountants or others pertaining to debtor's business as soon as available, and any information with respect to collateral requested by secured party; (ii) allow secured party to inspect the collateral, at any time and wherever located, and to inspect and copy, or furnish secured party with copies of, all records relating to collateral and the obligation; (iii) furnish secured party such information as secured party may request to identify inventory, accounts and general intangibles in collateral, at the time and in the form requested by secured party; and (iv) deliver upon request to secured party shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of, and the payment for, inventory in collateral.

        (g) Additional Documents. Debtor shall sign any papers furnished by secured party and take any other actions which are necessary in the judgment of secured party to obtain, maintain and perfect this security interest.

        (h) Parties Liable. Debtor will preserve the liability of all obligors on any collateral, will preserve the priority of all security therefor, and upon secured party's request will deliver to secured party the original certificates of title on all motor vehicles securing the collateral. Secured party shall have no duty to preserve such
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liability or security, but may do so at the expense of debtor, without waiving debtor's default.

        (i) Modification. Without the written consent of secured party, debtor shall not agree to any modification of any of the terms of any accounts, contracts, chattel paper, general intangibles or instruments in collateral.

        (j) Debtor Notification. At any time following a default hereunder or under the note secured party may notify persons obligated on any collateral to make payments directly to secured party and secured party may take control of all proceeds of any collateral. Until secured party elects to exercise such rights, debtor, as agent of secured party, shall collect and enforce all payments owed on collateral.

        (k) Receipts/Rejected Goods. Upon secured party's demand following a default hereunder or under the note, debtor will deposit, upon receipt and in the form received, with any necessary indorsement, all payments received as proceeds of collateral, in a special bank account in a bank of secured party's choice over which secured party alone shall have power of withdrawal. The funds in said account shall secure the obligation. Secured party is authorized to make any indorsement in debtor's name and behalf. Pending such deposit, debtor shall not mingle any such payments with any of debtor's other funds or property, but will hold them separate and upon an express trust for secured party.
Secured party may from time to time apply the whole or any part of the funds in the special account against the obligation.

        (l) Records. Debtor at all times will maintain accurate books and records covering the collateral. Debtor immediately will mark all books and records with an entry showing the assignment of all accounts in collateral to secured party and secured party is hereby given the right to audit the books and records of debtor relating to collateral at any time and from time to time.

        (m) Disposition. If disposition of any collateral gives rise to an account, chattel paper or instrument, debtor immediately shall notify secured party, and upon request of secured party shall assign or indorse the same to secured party. No collateral may be sold, leased, manufactured, processed or otherwise disposed of by debtor in any manner without the prior written consent of secured party, except inventory sold, leased, manufactured, processed or consumed in the ordinary course of business.

        (n) Accounts. Each account in collateral will represent the valid and legally enforceable obligation of third parties.

        (o) Location. Debtor shall give secured party written notice of each office of debtor in which records of debtor pertaining to accounts in collateral are kept, and of any change of any such location. If no such notice is given, all records of debtor
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pertaining to accounts and all inventory are and shall be kept at debtor's address shown above.

        (p) Changes. Debtor will notify secured party immediately of any material change in the collateral, of a change in any manner warranted or represented by debtor in this agreement or furnished to secured party, and of any event of default.

        (q) Use/Removal. Debtor will not use the collateral illegally or permit the collateral to be affixed to real or personal property without the written consent of secured party. Debtor will keep all collateral at debtor's address shown above.

        (r) Possession. If the collateral is chattel paper, documents, instruments or investment securities or other instruments, secured party may deliver a copy of this agreement to the broker or seller thereof, or any person in possession thereof, and such delivery shall constitute notice to such person of secured party's security interest therein and shall constitute debtor s instruction to such person to deliver to secured party certificates or other evidence of the same as soon as available. Debtor will deliver all investment securities and other instruments, documents and chattel paper which are part of the collateral and in debtor's possession to the secured party immediately, or if hereafter acquired, immediately following acquisition, appropriately indorsed to secured party's order or with appropriate executed powers. Debtor waives presentment, demand, notice of dishonor, protest, and all other notices with respect thereof.

        (s) Chattel Paper. Debtor has perfected or will perfect a security interest by means satisfactory to secured party in goods covered by chattel paper in collateral.

        (t)  Intentionally left blank.

        (u) Change of Name. Without the written consent of secured party, debtor shall not change its name or the state of its incorporation.

        (v) Power of Attorney. Debtor appoints secured party debtor's attorney-in-fact with full power in debtor's name and behalf to do every act which debtor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate secured party to take any action hereunder.

        (w) Waivers. Debtor waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the obligation; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the obligation outstanding at any time, notice of any change in financial condition of any person liable for the obligation or any part thereof, and all other notices respecting the obligation; and agrees that maturity of the obligation and any
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part thereof may be accelerated, extended or renewed one or more times by secured party in its discretion, without notice to debtor.

        (x) Other Parties/Collateral. No renewal or extension of or any other indulgence with respect to the obligation or any part thereof, no release of any security, no release of any person (including any maker, indorser, guarantor or surety) liable on the obligation, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the obligation or any security therefor or guaranty thereof or under this agreement shall in any manner impair or affect the rights of secured party under the law, hereunder, or under any other agreement pertaining to the collateral. Secured party need not file suit or assert a claim for personal judgment against any person for any part of the obligation or seek to realize upon any other security for the obligation before foreclosing upon the collateral for the purpose of paying the obligation. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that secured party shall have no duty or obligation to debtor to apply to the obligation any such other security or proceeds thereof.

   8.   Rights and Powers of Secured Party.

        (a) General. Secured party before or after default and without liability to debtor may: obtain from any person information regarding debtor or debtor's business, which information any such person also may furnish without liability to debtor; require debtor to give possession or control of any collateral to secured party; indorse as debtor's agent any instruments, documents or chattel paper in collateral or representing proceeds of collateral; contact account debtors directly to verify information furnished by debtor; release collateral in its possession to any debtor, temporarily or otherwise; reject as unsatisfactory any property hereafter offered by debtor as collateral; set standards from time to time to govern what may be used as after acquired collateral, designate, from time to time, a certain percent of the collateral as the loan value and require debtor to maintain the obligation at or below such figure; take control of funds generated by the collateral and use same to reduce any part of the obligation. Secured party shall not be liable for failure to collect any account or instrument, or for any act or omission on the part of the secured party, its officers, agents or employees, except willful misconduct.
The foregoing rights and powers of secured party will be in addition to, and not a limitation upon, any rights and powers of secured party given by law, elsewhere in this agreement, or otherwise.

        (b) Convertible Securities. Secured party may present for conversion any instrument or investment security in collateral which is convertible into any other instrument or investment or a combination thereof and cash, but secured party shall not have any duty to present for conversion any instrument in collateral unless it shall have
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received from debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

   9.   Default.

        (a)  Events of Default.  The following are events of default hereunder:

             (i) default in the timely payment or the performance of any part of the obligation or in performance or observance of the terms and conditions herein;

             (ii) any warranty, representation or statement made or furnished to secured party herein, heretofore, or hereafter proves to have been false in any material respect when made or furnished;

             (iii) acceleration of the maturity of debt of debtor to any other person;

             (iv) substantial change in any fact warranted or represented in this agreement or in any other agreement between debtor and secured party or in any statement, schedule, or other writing furnished in connection therewith;

             (v) loss, theft, destruction or encumbrance or sale or transfer of any collateral in violation hereof, or substantial damage to any collateral;

             (vi) dissolution, merger or consolidation, termination of existence, insolvency or business failure of debtor; commencement of proceedings for the appointment of a receiver for any property of debtor, or commission of an act of bankruptcy by debtor; commencement of any proceeding under any bankruptcy or insolvency law by or against debtor (or any corporate action shall be taken to effect same), or any partnership of which debtor is a partner or by or against any person liable upon the obligation or any part thereof, or liable upon collateral;

             (vii)  levy on, seizure or attachment of any property of debtor; or

             (viii) a judgment against debtor
becomes final.

        (b) Remedies. When an event of default occurs, and at any time thereafter, secured party without notice or demand may declare the obligation in whole or in part immediately due and may enforce payment of the same and exercise any rights under the UCC, rights and remedies of secured party under this agreement, or otherwise. Secured party may require debtor to assemble the collateral and make it available to secured party at a place which is reasonably convenient to both parties. Unless the collateral is perishable or threatens to decline speedily in value or is of a type
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customarily sold on a recognized market, secured party will give debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Expenses of retaking, holding, preparing for sale, selling, leasing or the like shall include secured party's reasonable attorney's fees. Secured party shall be entitled to immediate possession of all books and records evidencing any accounts or general intangibles or pertaining to chattel paper covered by this agreement and shall have the authority to enter upon any premises upon which any of the same, or any collateral, may be situated and to remove the same therefrom without liability. Secured party may surrender any insurance policies in collateral and receive the unearned premium thereon. Debtor shall be entitled to any surplus and shall be liable to secured party for any deficiency. The proceeds of any disposition after default available to satisfy the obligation shall be applied to the obligation in such order and in such manner as secured party in its discretion shall decide. If, in the opinion of secured party, there is any question that a public sale or distribution of any collateral will violate any state or federal securities law, secured party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and any sale so made in good faith by secured party shall be deemed to be "commercially reasonable."

   10.  General.

        (a) Parties Bound. Secured party's rights hereunder shall inure to the benefit of its successors and assigns, and in the event of any assignment or transfer of any of the obligation or the collateral, secured party thereafter shall be fully discharged from any responsibility with respect to the collateral so assigned or transferred, but secured party shall retain all rights and powers hereby given with respect to any of the obligation or collateral not so assigned or transferred. All representations, warranties and agreements of debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors and assigns of debtor.

        (b) Waiver. No delay of secured party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by secured party of any right hereunder or of any default by debtor shall be binding upon secured party unless in writing, and no failure by secured party to exercise any power or right hereunder or waiver of any default by debtor shall operate as a waiver of any other or further exercise of such right or power or of any further default.
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        (c)  Agreement Continuing.  This agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this agreement, and if all transactions between secured party and debtor shall be closed at any time shall be equally applicable to any new transactions thereafter. Provisions of this agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.

        (d) Definitions. Unless the context indicates otherwise, definitions in the UCC apply to words and phrases in this agreement; if UCC definitions conflict, Chapter 9 definitions apply.

        (e) Notice. Notice shall be deemed reasonable if mailed postage prepaid at least 5 days before the related action (or if the UCC elsewhere specifies a longer period, such longer period) to the address of debtor given above.

        (f) Interest. No agreement relating to the obligation shall be construed to be a contract for or to authorize charging or receiving, or require the payment or permit the collection of, interest at a rate or in an amount above that authorized by law. Interest payable under any agreement above that authorized by law shall be reduced automatically to the highest amount permitted by law. This provision shall override and supersede all other provisions of any agreement relating to the obligation.

        (g) Modifications. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the debtor and secured party, nor by course of conduct, usage of trade, or by the law merchant.

        (h) Severability. The unenforceability of any provision of this agreement shall not affect the enforceability or validity of any other provision.

        (i) Gender and Number. Where appropriate, the use of one gender shall be construed to include the others or any of them, and the singular number shall be construed to include the plural, and vice versa.

        (j) Applicable Law. This agreement shall be construed according to the laws of Texas.

        (k) Financing Statement. A carbon, photographic or other reproduction of this agreement or any financing statement covering the collateral shall be sufficient as a financing statement.
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                                       NORTH AMERICAN TECHNOLOGIES GROUP, INC.



                                       By:   /s/
                                          --------------------------------------
                                          Henry W. Sullivan, President and Chief
                                          Executive Officer